PORTFOLIO MANAGER/ADVISOR


                          Arthur J. Bonnel      {PHOTOGRAPH OR ARTHUR J. BONNEL,
                                                             HEAD AND SHOULDERS}

Art Bonnel is the portfolio manager for the Bonnel Growth Fund which is one of 15 no-load mutual funds offered by U.S. Global Investors (U.S. Global). U.S. Global, a registered investment adviser, manages approximately $1.5 billion in net assets and services approximately 120,000 shareholder accounts.

Prior to joining U.S. Global Investors, Mr. Bonnel ran a growth fund which earned the coveted 5-star ranking by Morningstar. His funds have beaten the S&P 500 averages for eight consecutive years and the Bonnel Growth Fund has been ranked #2 for the two year period by Lipper. The Fund has been designated one of the "Top Ten Funds for 1996" in Mutual Funds Magazine's December 1995 issue. Investor's Business Daily named the Fund one of the best performing funds of all growth funds for the 2 year period ending January 1997.

Mr. Bonnel was President and Registered Investment Advisor for Bonnel, Inc. from 1974 to 1987. During this time, he developed a proprietary stock selection system to seek high growth issues. With over 25 years experience in the financial industry, Mr. Bonnel has served on the Board of Directors of the Kansas City Board of Trade, held a seat on the Exchange and was a Trust Officer for Security National Bank of Nevada. In addition, he was a commissioned officer in the United States Army.

Mr. Bonnel attended the University of Nevada where he graduated with a Bachelor's of Science in Economics. He is currently an instructor and past President of the Foundation Board at Truckee Meadows Community College, Reno, Nevada.

Mr. Bonnel is a professional speaker for various national associations and has been a guest commentator on PBS "Nightly Business Report", CNBC/FNN "MarketWrap" and "Your Portfolio". He has been quoted as an authority on growth stocks in USA Today, The Wall Street Journal and Investor's Business Daily as well as featured in Forbes magazine, Fortune magazine, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, Wall Street Transcript and Louis Rukeyser's Mutual Funds.
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For more complete information about the Bonnel Growth Fund including charges and expenses, call 1-800-4-BONNEL. Please read the prospectus carefully before investing. Investment return and principal value will fluctuate. You may have a gain or a loss when you sell shares. Past performance is no guarantee of future results. Morningstar, a nationally recognized mutual fund rating service, awards ratings which reflect historical risk-adjusted performance. Five stars are awarded to funds in the top 10% of their category, four stars are awarded to funds in the next 22.5%. The MIM Stock Appreciation Fund received 5 stars out of 284 funds for the 5-year period ended 12/31/94, and 4 stars out of 356 funds for 3-year period ended 12/31/94. Lipper Analytical Services ranked the Bonnel Growth fund #2 for load-adjusted performance (annualized) for the period ending 12/31/96 for all retail and institutional bank-related and nonbank mid cap funds regardless of asset size or method of distribution.